UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2009
THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Hartford Financial Services Group, Inc. One Hartford Plaza Hartford, Connecticut	06155

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 27, 2009, at the Annual Meeting of Stockholders of The Hartford Financial Services Group, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) to increase the number of authorized shares of common stock from 750,000,000 to 1,500,000,000. On June 1, 2009, the Company filed a Certificate of Amendment to the Certificate with the State of Delaware for the purpose of amending the Certificate in accordance with the vote of the Company’s shareholders. The Certificate, as amended, is attached as Exhibit 3.1.
Item 7.01 Regulation FD Disclosure.
On May 27, 2009, The Hartford held its Annual Meeting of Stockholders. The following matters were considered and voted upon: (1) the election of nine directors, each to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders and the election and qualifications of his or her successor; (2) a proposal to ratify the appointment of the Company’s independent auditors, Deloitte & Touche LLP, for the fiscal year ending December 31, 2009; (3) a proposal to amend the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock; and (4) a proposal to amend the Company’s Employee Stock Purchase Plan to increase the number of shares authorized thereunder.
Only stockholders of record as of the close of business on March 30, 2009 were entitled to vote at the Annual Meeting. As of March 30, 2009, 325,434,759 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. Set forth below is the vote tabulation relating to the four items presented to the stockholders at the Annual Meeting:

(1) The stockholders elected each of the nine nominees to the Board of Directors:

	Votes Cast
Names of Director Nominees	For	Against	Abstained
Robert B. Allardice, III	259,869,695	13,580,042	1,633,131
Ramani Ayer	254,999,472	18,519,698	1,563,698
Trevor Fetter	252,162,627	21,290,622	1,629,619
Edward J. Kelly, III	252,189,228	21,305,841	1,587,800
Paul G. Kirk, Jr.	249,956,627	23,593,971	1,532,270
Gail J. McGovern	256,774,330	16,736,289	1,572,250
Michael G. Morris	251,217,401	22,275,873	1,589,594
Charles B. Strauss	257,573,356	15,901,933	1,607,579
H. Patrick Swygert	248,684,769	24,774,020	1,624,079

(2) The stockholders ratified the appointment of the Company’s independent auditors:

Shares For:	271,416,380
Shares Against:	3,010,714
Shares Abstained:	655,774

(3) The stockholders approved the amendment to the Company’s amended and restated certificate of incorporation:

Shares For:	237,729,423
Shares Against:	36,377,434
Shares Abstained:	976,011

(4) The stockholders approved the amendment to the Company’s Employee Stock Purchase Plan:

Shares For:	202,533,006
Shares Against:	4,748,436
Shares Abstained:	353,201
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description
3.01	Amended and Restated Certificate of Incorporation of The Hartford Financial Services Group, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
	By:	/s/ Alan J. Kreczko
		Name:	Alan J. Kreczko
Date: June 2, 2009		Title:	ExecutiveVice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
3.01	Amended and Restated Certificate of Incorporation of The Hartford Financial Services Group, Inc.